UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 27, 2005
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)

          NEW YORK                      1-6663               11-2037182
(State or other Jurisdiction       (Commission File        (IRS Employer
      of Incorporation)                 Number)          Identification No.)

      275 WAGARAW ROAD, HAWTHORNE,                         07506
              NEW JERSEY
(Address of Principal Executive Offices)                 (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTIONS OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On October 27, 2005, Colonial Commercial Corp., (the "Company"), appointed William Pagano as its President. Mr. Pagano has been the President of Universal Supply Group, Inc., ("Universal"), a wholly owned subsidiary of the Company, since November, 1998 and was appointed as a Director of the Company in February, 2002.

     Mr. Pagano has served as Vice President of American/Universal Supply Inc., ("American"), since December 1, 2003 and served as a Vice President and Director of The RAL Supply Group, Inc., ("RAL"), since it was acquired by the Company on September 30, 2003 pursuant to an Asset Purchase Agreement dated September 5, 2003 and incorporated herein by reference to the Company's Form 8-K filed on October 15, 2003. Both American and RAL are wholly owned subsidiaries of the Company.

     Prior to November, 1998, Mr. Pagano was engaged in the practice of law for 20 years. Mr. Pagano holds a B.S. in Industrial Management and an M.B.A., both from Farleigh Dickinson University. He also holds a J.D. from Seton Hall University and is an attorney at law, licensed in the State of New Jersey.
Prior to his practice of law, Mr. Pagano was employed by Honeywell International for 13 years and was a branch manager responsible for sales of temperature controls to HVAC and plumbing distributors in the northern New Jersey and lower New York area.

     On June 21, 2004, Mr. Pagano signed a stock purchase and sale standstill agreement in which he agreed until May 31, 2008 not to purchase any stock without written consent from the Company and he will not sell any stock to anyone when such a sale would create a new 5% shareholder unless such person first enters into a similar standstill agreement. A copy of the standstill agreement is attached as an exhibit to this Form 8-K.

     In the event that Mr. Pagano is no longer chief executive officer of the Company's wholly owned subsidiaries, by reason other than disability or death, the Company will be considered in default of its credit agreement with Wells Fargo Business Credit, Inc., unless a waiver is obtained. A copy of the credit agreement is incorporated by reference herein from the Company's Form 10-Q filed with the Securities and Exchange Commission ("SEC") on August 16, 2004.


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     Mr. Pagano is the holder of a convertible unsecured note in the amount of
$100,000 issued pursuant to the terms of a private placement agreement made on July 29, 2004. A copy of this private placement agreement is incorporated by reference herein from the Company's Form 10-Q filed with the SEC on August 16, 2004.

     Pioneer Realty Holdings, LLC, a New York limited liability company ("Pioneer"), is the owner of the premises located at 2213 Route 9, Fishkill, New York. RAL is the tenant of the aforementioned property under a lease agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, as amended by the First Modification of Lease Agreement dated September 30, 2003 and as further amended by the Second Modification of Lease Agreement dated April 12, 2005 (the lease agreement together with the First Modification of Lease Agreement and the Second Modification of Lease Agreement are referred to herein as the "Lease"). A copy of the Lease is attached as an exhibit hereto. Pioneer is the landlord under the Lease pursuant to an assignment and assumption agreement dated April 12, 2005. Mr. Pagano has a 35% interest in Pioneer.

     Mr. Pagano is compensated by Universal at the rate of $200,000 per annum plus additional incentive compensation based on a percentage of earnings pursuant to an employment agreement by and between Universal and Mr. Pagano dated as of June 25, 1999, as amended by Amendment No. 1, dated as of October 29, 2002, and as further amended by Amendment No. 2 dated as of June 15, 2005. The employment agreement and Amendment No. 2 are incorporated by reference herein from the Company's Form 8-K filed with the SEC on July 9, 1999, and the Company's Form 8-K filed with the SEC on June 20, 2005, respectively. Amendment No. 1 is attached as an exhibit hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.                                Description

4.01                                       Private Placement Purchase Agreement
                                           dated July 29, 2004 by and among Colonial
                                           Commercial Corp. and Investors,
                                           incorporated herein by reference from
                                           Exhibit 4.1 to the Company's Form 10-Q
                                           filed on August 16, 2004.

4.02                                       Standstill Agreement, dated June 21, 2004,
                                           by and between Colonial Commercial
                                           Corp. and Mr. Pagano, filed herewith.

10.01                                      Employment Agreement dated June 25,
                                           1999 between Universal Supply Group,
                                           Inc. and William Pagano, incorporated
                                           herein by reference from Exhibit 10(a)(iii)
                                           to the Company's Form 8-K filed on July 9,
                                           1999.


10.02                                      Amendment No. 1 dated as of October 29,
                                           2002 to Employment Agreement dated as
                                           of June 25, 1999, filed herewith.

10.03                                      Amendment No. 2 dated as of June 15,
                                           2005 to Employment Agreement dated as
                                           of June 25, 1999, incorporated herein by
                                           reference from Exhibit 99.1 to the
                                           Company's Form 8-K filed on June 20,
                                           2005.

10.04                                      Lease agreement by and between Zanzi
                                           Realty, Inc. and The RAL Supply Group
                                           Inc., dated September 1, 1998, filed
                                           herewith.

10.05                                      First Modification of Lease Agreement
                                           dated September 30, 2003 to lease
                                           agreement by and between Zanzi Realty,
                                           Inc. and The RAL Supply Group Inc.,
                                           dated September 1, 1998, filed herewith.

10.06                                      Second Modification of Lease Agreement
                                           dated April 12, 2005 to lease agreement by
                                           and between Zanzi Realty, Inc. and The
                                           RAL Supply Group Inc., dated September
                                           1, 1998, filed herewith.

10.07                                      Credit Agreement by and between
                                           American/Universal Supply. Inc., The RAL
                                           Supply Group, Inc. and Universal Supply
                                           Group, Inc. and Wells Fargo Business
                                           Credit, Inc. dated as of July 28, 2004,
                                           incorporated by reference herein from
                                           Exhibit 10.1 to the Company's Form 10-Q
                                           filed August 16, 2004.

10.08                                      Asset Purchase Agreement by and between
                                           RAL Purchasing Corp. and The RAL
                                           Supply Group, Inc. dated September 5,
                                           2003, incorporated by reference herein
                                           from Exhibit 10(a)(i) to the Company's
                                           Form 8-K filed on October 15, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       COLONIAL COMMERCIAL CORP.
                                                       -------------------------
                                                              (Registrant)

Date: November 2, 2005                                     /s/ Bernard Korn
                                                           ----------------
                                                              Bernard Korn
                                                          Chairman of the Board
                                                                and CEO

                                                           /s/ William Salek
                                                           -----------------
                                                             William Salek
                                                        Chief Financial Officer


INDEX TO EXHIBITS

Exhibit No.                                Description

4.01                                       Private Placement Purchase Agreement
                                           dated July 29, 2004 by and among Colonial
                                           Commercial Corp. and Investors,
                                           incorporated herein by reference from
                                           Exhibit 4.1 to the Company's Form 10-Q
                                           filed on August 16, 2004.

4.02                                       Standstill Agreement, dated June 21, 2004,
                                           by and between Colonial Commercial
                                           Corp. and Mr. Pagano, filed herewith.

10.01                                      Employment Agreement dated June 25,
                                           1999 between Universal Supply Group,
                                           Inc. and William Pagano, incorporated
                                           herein by reference from Exhibit 10(a)(iii)
                                           to the Company's Form 8-K filed on July 9,
                                           1999.

10.02                                      Amendment No. 1 dated as of October 29,
                                           2002 to Employment Agreement dated as
                                           of June 25, 1999, filed herewith.

10.03                                      Amendment No. 2 dated as of June 15,
                                           2005 to Employment Agreement dated as
                                           of June 25, 1999, incorporated herein by
                                           reference from Exhibit 99.1 to the
                                           Company's Form 8-K filed on June 20,
                                           2005.


10.04                                      Lease agreement by and between Zanzi
                                           Realty, Inc. and The RAL Supply Group
                                           Inc., dated September 1, 1998, filed
                                           herewith.

10.05                                      First Modification of Lease Agreement
                                           dated September 30, 2003 to lease
                                           agreement by and between Zanzi Realty,
                                           Inc. and The RAL Supply Group Inc.,
                                           dated September 1, 1998, filed herewith.

10.06                                      Second Modification of Lease Agreement
                                           dated April 12, 2005 to lease agreement by
                                           and between Zanzi Realty, Inc. and The
                                           RAL Supply Group Inc., dated September
                                           1, 1998, filed herewith.

10.07                                      Credit Agreement by and between
                                           American/Universal Supply. Inc., The RAL
                                           Supply Group, Inc. and Universal Supply
                                           Group, Inc. and Wells Fargo Business
                                           Credit, Inc. dated as of July 28, 2004,
                                           incorporated by reference herein from
                                           Exhibit 10.1 to the Company's Form 10-Q
                                           filed August 16, 2004.

10.08                                      Asset Purchase Agreement by and between
                                           RAL Purchasing Corp. and The RAL
                                           Supply Group, Inc. dated September 5,
                                           2003, incorporated by reference herein
                                           from Exhibit 10(a)(i) to the Company's
                                           Form 8-K filed on October 15, 2003.